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                                                                  EXHIBIT 10.18


                           COLLATERAL ASSIGNMENT OF
                   PARTNERSHIP INTEREST AND PLEDGE AGREEMENT

         THIS COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST AGREEMENT AND PLEDGE AGREEMENT ("Agreement") is executed this ____ day of ____________, 200___ by and between JPI Multifamily Investments L.P., a Delaware limited partnership (the "Pledgor") and Education Realty Operating Partnership, LP, a Delaware limited partnership (the "Pledgee").

                               FACTUAL BACKGROUND

         Pledgor owns ________________ (_____) units of limited partnership interest (the "Units") in Pledgee. To induce Pledgee to enter into that certain Revolving Loan Agreement of even date herewith (the "Revolving Loan Agreement") by and among Pledgee (as Lender) and Pledgor (as Borrower), Pledgor has agreed to secure all borrowings under the Revolving Loan Agreement and to grant Pledgee a security interest in and with respect to all of the Units. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Revolving Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

         1.       AGREEMENT TO PLEDGE.

         (a) Pledge. As collateral security for payment and performance in full of all the Obligations (as defined below), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Pledgee, and hereby grants to Pledgee, a continuing security interest in all of the Units, and all proceeds thereof in whatever form and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such Units and other membership and ownership interests (such membership and ownership interests, securities, proceeds thereof, cash, additional securities and other property are hereinafter collectively referred to as the "Pledged Securities").

         (b) Obligations Secured. This Pledge Agreement is made, and the security interests created hereby is granted to the Pledgee to secure prompt payment and performance when due of all liabilities of Pledgor under that certain Secured Non-Recourse Revolving Note of even date issued by Pledgor to Pledgee, that certain Revolving Loan Security Agreement of even date between Pledgor as Borrower and Pledgee as Lender and under this Agreement (all such liabilities and obligations of Pledgor being the "Obligations").

         (c) Proceeds of Pledged Securities. After a default, if the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Securities, any:


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                  (i)      Certificate representing such Pledged Securities,
         including but not limited to any certificate representing a dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

                  (ii) Option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Securities, or otherwise;

                  (iii) Dividend or distribution payable in property, including securities issued by other than the issuer of any of the Pledged Securities; or

                  (iv)     Dividends or distributions of any sort, then:

the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Securities.

         (d) Sale Upon Default. Upon the occurrence of an Event of Default, the Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Securities or any part thereof, and may forthwith, or agree to, retain the Pledged Securities in satisfaction of the Obligations, or sell or otherwise dispose of and deliver the Pledged Securities or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Securities purchase the shares constituting the Pledged Securities for investment and without any intention to make a distribution thereof) as he may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Securities free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

         (e) Application of Sale Proceeds. The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

                  (i) First, to the reasonable costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Securities or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

                  (ii)     Second, to the repayment of the Obligations;


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                  (iii)    Third, to the payment of any other amounts required
         by applicable law; and

                  (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

         (f) Power of Attorney. The Pledgee shall have the right, for and in the name, place and stead of the Pledgor, and the Pledgor has granted Pledgee power of attorney, as set forth in the Revolving Loan Agreement, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

         (g) Private Sale. The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Securities to permit the issuer thereof to register such Pledged Securities for public sale under the Securities Act of 1933.

         2.       NOTICES IN REGARD OF PLEDGED SECURITIES.

         The Pledgor will promptly deliver to the Pledgee all written notices, and will promptly give the Pledgee written notice of any other notices, received by him with respect to Pledged Securities, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by him or his nominee.

         3.       FURTHER ASSURANCES.

         The Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such additional documents, conveyances, assignments, agreements and instruments and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement.

        4.        POWER OF ATTORNEY.

         Pursuant to the terms of the Revolving Loan Agreement, the Pledgor has appointed the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof after the occurrence of a default. Without limiting the generality of the foregoing, after a default the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.


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         4.       NON-RECOURSE.

         Unless Pledgor shall exercise Pledgor's option to guarantee a portion of the indebtedness represented by this Note in accordance with the Revolving Loan Agreement, the sole recourse of Lender with respect to the Obligations shall be against the collateral pledged pursuant to this Agreement and Borrower shall have no liability in excess of such amounts.

         5.       TERMINATION.

         This Agreement shall terminate upon termination of all the Obligations, at which time the Pledgee will, upon Pledgor's written request execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests or release of the Pledged Securities, as the case may be.

         6.       GENERAL.

         (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Securities upon surrendering it or them or tendering surrender of it or them to the Pledgor.

         (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (c) The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

         (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

         (e) Any notice required or permitted by this Agreement shall be effective if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered to the Pledgor or Pledgee at their addresses specified below, or at such other addresses as the Pledgor or the Pledgee may theretofore have designated in writing and given in like manner to the other.

         (f) This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.


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         (g)      This Agreement shall be construed in accordance with the
substantive law of the State of Texas without regard to principles of conflicts of law and is intended to take effect as an instrument under seal.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Signed, sealed, sworn to and                    PLEDGOR:
delivered in the presence of:
                                                JPI MULTIFAMILY INVESTMENTS,
---------------------------------               L.P., a Delaware limited
Witness                                         partnership


                                                By:

---------------------------------               New GP, LLC
Notary Public                                   its General Partner

Notarized this _____ day of                     By:
________, 20___.                                    ---------------------------
                                                Name:
My commission expires:                               --------------------------
                      -----------               Title:
                                                      -------------------------
     (NOTARIAL SEAL)                            Address:
                                                        -----------------------

                                                        -----------------------

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Signed, sealed, sworn to and                    PLEDGEE:
delivered in the presence of:
                                                EDUCATION REALTY OPERATING
---------------------------------               PARTNERSHIP, LP
Witness

                                                By: Education Realty OP GP,
                                                     Inc., its General Partner
---------------------------------
Notary Public
                                                -------------------------[SEAL]
Notarized this _____ day of                     Name:
________, 20___.                                     --------------------------
                                                Title:
My commission expires:                                -------------------------
                      -----------               Address:
                                                        -----------------------
     (NOTARIAL SEAL)
                                                        -----------------------

                                                        -----------------------

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                                   SCHEDULE I


                           Number and Description of
Issuer                         Pledged Securities                Name of Holder


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